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                                                                    EXHIBIT 23.3

              CONSENT OF INDUSTRY ANALYST AND MARKET RESEARCH FIRM


    As an industry analyst and market research firm, we hereby consent to the use of any data contained in this registration statement (Registration No. 333-39418) which references our firm as the source of such data and to all references to our Firm included in this Amendment No. 2 to Form S-1 Registration Statement.


/s/ Bassoe Offshore Consultants Limited of Edinburgh (UK)


July 21, 2000